1 Q4 2024 Investor Letter

Q4 2024 Investor Letter

For more detailed information on Wheels Up's financial and operating results for the fourth quarter and year ended December 31, 2024, please visit https://investors.wheelsup.com. In addition, please see "Definitions of Non-GAAP Financial Measures," "Reconciliations of Non-GAAP Financial Measures" and "Definitions of Key Operating Metrics" at the end of this Investor Letter for more information about measures described herein.

After several quarters of consistent improvement, we ended 2024 in a much stronger financial position than we began. The fourth quarter was our lowest Adjusted EBITDA loss since going public, with the month of December achieving nearly breakeven performance. This was also our first quarter of sequential revenue growth in nearly two years, thanks in part to record margins and further enhancements to operational efficiency. The combination of long-term, foundational improvements to our operation and commercial engine and the early positive signs from our fleet modernization has provided solid momentum as we enter 2025 and work toward our long-term objective of building a resilient business model with a strong balance sheet and consistent profitability.

Strengthening our Financial Foundation

Revenue in 4Q24 improved sequentially over 3Q24, marking the first quarter of sequential improvement in nearly two years. In addition, we had sequential and year over year growth in Total Gross Bookings due to strong demand for our global charter offerings.


Revenue and Total Gross Bookings ($M)
$246
$287
$197
$225
$196
$264
$194
$255
$205
$314
4Q23
1Q24
2Q24
3Q24
4Q24
GAAP Revenue
Total Gross Bookings


Adjusted EBITDA ($M)
4Q23
1Q24
2Q24
3Q24
4Q24
$(38)
$(49)
$(37)
$(20)
$(11)

We closed the fourth quarter with a Net loss of $88 million. Our $11 million Adjusted EBITDA loss was a $9 million sequential improvement over 3Q24 and $27 million improvement over 4Q23. The month of December was the best in our history, with nearly breakeven Adjusted EBITDA.

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Gross profit was $15 million and Adjusted Contribution Margin was 19.3% for the December quarter - the highest since going public in 2021 and a more than 18 percentage point improvement over the same period last year.



Adjusted Contribution Margin
1.2%
1.0%
7.8%
14.8%
19.3%
4Q23
1Q24
2Q24
3Q24
4Q24



Utility (average hours per month)
31
31
38
40
41
4Q23
1Q24
2Q24
3Q24
4Q24

A key part of our journey to consistent profitability is better utilization of our controlled fleet. Utility – average monthly revenue hours per aircraft – in the fourth quarter was just over 41 hours, a 33% increase over prior year and a record for the month of December. By continuing to drive improved Utility, we believe can expand margins and deliver better returns on invested capital.

The Next Generation Wheels Up Fleet

In our last quarterly update, we introduced our fleet modernization strategy, shared the first of its executional transactions, and highlighted the extensive commercial and financial implications of its implementation.

Under this strategy, we are committed to transitioning all of Wheels Up's jets within four existing aircraft types to two of the most preferred and successful aircraft types in the industry – Embraer's Phenom 300/300E aircraft and Bombardier's Challenger 300/350 aircraft.



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Bombardier Challenger 300 exterior rendering



Bombardier Challenger 300 interior rendering

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4 In November, we acquired from GrandView Aviation and began operating 17 Phenom aircraft and closed the year with 18 aircraft. Customer response and operational and financial impact has exceeded our expectations out of the gate. We are also excited to welcome our first Challenger 300 aircraft into revenue service by April 1, 2025. Finally, the first two Phenom 300 aircraft featuring our updated livery officially took to the sky in February. The remaining Phenom 300 fleet will continue to undergo interior and livery upgrades over time as part of Wheels Up’s ongoing commitment to delivering a consistently exceptional product to our customers every time they fly. These developments are the latest steps forward aimed at delivering an elevated experience for our customers. The newer, more capable aircraft will continue to position Wheels Up at the forefront of the industry, offering private aviation solutions that deliver greater flexibility and accessibility than the legacy fractional ownership models common in the industry. And when combined with our global charter capability and our first-of-its-kind strategic partnership with Delta, the breadth, depth and customer centricity of our suite of offerings is unmatched. Embraer Phenom 300 exterior rendering Embraer Phenom 300 interior rendering • Wheels Up announced fleet modernization strategy and associated transactions on October 22, 2024 • Wheels Up secures a $332 million revolving facility with Bank of America and completed the acquisition of 17 Phenom 300 series aircraft on November 14, 2024 • The new Phenom 300 aircraft were made available for booking as part of Wheels Up’s fleet in November 2024 • Two Phenom 300s featuring the new Wheels Up livery took to the sky in February 2025, with additional upgraded aircraft scheduled to take flight throughout the year • Challenger 300s are expected to enter service by April 1, 2025 Fleet Modernization Progress The move to Phenoms and Challengers allows us to retire a number of older, less efficient, and less reliable aircraft from the fleet. By the end of this year, we expect these new types of jets will make up over one -third of our fleet, nearly two-thirds by the end of 2026, and by the end of 2027, we plan to have completely replaced our legacy jet fleet. The replacement of our legacy jet fleet is expected to reduce the average age of our fleet by up to 40%, while driving higher levels of reliability and availability and helping further increase our Utility. 4

5 Wheels Up’s ongoing commitment to enhancing our customer experience is critical to our continued success. Our improved product portfolio continues to provide an unmatched level of flexibility to meet the needs of today's most discerning travelers, offering simple solutions and unique incentives that maximize ease and choice while maintaining the highest standards of operation and safety for first-time and experienced private fliers alike. We believe our updated livery and interiors will provide a best-in-class experience in the air, while the implementation of new booking features, proprietary technology and exclusive customer events and activations ensure an elevated customer experience worth repeating – from Wheels Up to wheels down. While we have encountered some delays in implementation, we remain committed to delivering best-in-class satellite WiFi onboard our Wheels Up fleet starting later this year. Elevating our product offering is the first critical step in delivering an elevated experience to our customers on every flight. But it is only the first step. Much work is underway focused on enhancing all aspects of the customer experience, in flight and on the ground. We are diving into all aspects of the customer journey and all customer touchpoints across the company, and this will be an ongoing continuous improvement process in the months and years to come. I look forward to sharing our progress in future updates. Elevating Our Customer Experience A key component of Wheels Up’s strategic growth plan is to deliver the industry’s most reliable operation for our customers. During the December quarter, the company delivered a 98 percent Completion Rate with more than 80 percent On-Time Performance. We experienced weather, air traffic control and other uncontrollable factors during the December quarter, as well as the additional demands our operations placed on our smaller legacy fleet, that when combined challenged On-Time Performance. As the fleet rapidly transitions to a modernized and more reliable fleet, we expect to be able to drive both higher On-Time Performance and Utility. Delivering Operational Excellence and Maintaining High Standards of Safety A recent example of our joint activities is the availability of private travel transfers for DeltaOne® customers travelling to certain European destinations. Delta customers travelling on DeltaOne tickets to one of five focus cities in Europe this summer will receive a notification upon completion of their DeltaOne booking of their ability to book travel directly with Wheels Up to their final destination. This is but one example of how we are beginning to present hybrid aviation solutions to customers interested in optimizing their modes of travel across our respective platforms. Together with Delta, we’ve developed first-of-their-kind global aviation solutions for Delta's corporate and premium leisure customers, combining commercial and private air travel to create a seamless and flexible aviation experience. We have continued to build on the momentum within our partnership, commercially and operationally, and are still in the early stages of realizing its full potential. In the fourth quarter, we saw our highest level of new corporate membership growth, fueled by our combined sales efforts. Wheels Up x Delta 5

6 As always, our success this quarter and beyond continues to be fueled by the most professional team in the industry. Our culture of continuous improvement and our shared commitment to achieving both immediate goals and long-term aspirations has not only paved our path towards profitability but has fostered our vision-oriented and customer-centric mindset – one that I am proud to lead. Continuing to Build a Best-In-Class Team It is this shared sense of responsibility and achievement that continues to attract the best professionals in our industry to Wheels Up. With that, I’m pleased to welcome John Verkamp as CFO of Wheels Up, effective March 31st. With a track record of financial leadership and a deep understanding of complex operations from his more than two decades of experience at GE and GE Vernova, John will oversee our global finance organization. We’re thrilled to have John on the team and look forward to charting our course to becoming the best-run private aviation company in the world, together. Wheels Up is transforming premium travel. We believe the combination of our customer-centric business model, the fleet modernization that is bringing dozens of customer-preferred aircraft into our fleet, our Delta partnership and Wheels Up’s exceptional service, create the industry’s most compelling value proposition for customers. Finally, I want to close as I always do by extending my thanks to every member of the Wheels Up team. The level of care and enthusiasm with which each of you commit to enhancing the experience of our customers is truly inspiring, and something I am deeply appreciative of each day. Wheels Up, George Focused on the Future 6

7 About Wheels Up Wheels Up is a leading provider of on-demand private aviation in the U.S. and one of the largest companies in the industry. Wheels Up offers a complete global aviation solution with a large and diverse fleet and a global network of safety vetted charter operators, all backed by an uncompromising commitment to safety and service. Customers can access charter and membership programs, as well as unique commercial travel benefits through a one -of-a- kind, strategic partnership with Delta Air Lines. Wheels Up also offers freight, safety and security solutions and managed services to individuals, industry, government and civil organizations. Wheels Up is guided by the mission to deliver a premium solution for every customer journey. With the Wheels Up mobile app and website, members and customers have the digital convenience to search, book and fly. Cautionary Note Regarding Forward-Looking Statements This press release contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements provide current expectations of future circumstances or events based on certain assumptions and include any statement, projection or forecast that does not directly relate to any historical or current fact. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up Experience Inc. (“Wheels Up”, or “we”, “us”, or “our”), that could cause actual results to differ materially from the results discussed in the forward - looking statements. These forward-looking statements include, but are not limited to, statements regarding: (i) Wheels Up’s growth plans, the size, demand, competition in and growth potential of the markets for Wheels Up’s service offerings and the degree of market adoption of Wheels Up’s member programs, charter offerings and any future services it may offer; (ii) the potential impact of Wheels Up’s cost reduction and operational efficiency initiatives on its business and results of operations, including timing, magnitude and possible effects on liquidity levels and working capital; (iii) Wheels Up’s fleet modernization strategy first announced in October 2024, its ability to execute such strategy on the timeline that it currently anticipates and the expected commercial, financial and operational impacts to Wheels Up; (iv) Wheels Up’s liquidity, future cash flows and certain restrictions related to its indebtedness obligations, as well as its ability to perform under its contractual and indebtedness obligations; (v) Wheels Up’s ability to achieve positive Adjusted EBITDA (as defined herein) in the future pursuant to the most recent schedule that it has announced; (vi) the potential impacts or benefits from pursuing strategic actions involving Wheels Up or its subsidiaries or affiliates, including, among others, acquisitions and divestitures, new debt or equity financings, refinancings of existing indebtedness, or commercial partnerships or arrangements; (vii) the expected impact and timing of certain personnel transitions; and (viii) the impacts of general economic and geopolitical conditions on Wheels Up’s business and the aviation industry, including due to, among others, fluctuations in interest rates, inflation, foreign currencies, taxes, tariffs and trade policies, and consumer and business spending decisions. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. We have identified certain known material risk factors applicable to Wheels Up in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2024 and our other filings with the SEC. It is not always possible for us to predict how new risks and uncertainties that arise from time to time may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, we do not intend to update any of these forward-looking statements after the date of this press release. 7

8 Use of Non-GAAP Financial Measures This investor letter includes certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted Contribution and Adjusted Contribution Margin. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and should not be considered as an alternative to Revenue or any component thereof, Net income (loss), Operating income (loss) or any other performance measures derived in accordance with GAAP. Definitions and reconciliations of non-GAAP financial measures to their most comparable GAAP counterparts are included in the sections titled “Definitions of Non -GAAP Financial Measures” and “Reconciliations of Non-GAAP Financial Measures,” respectively, in this investor letter. Wheels Up believes that these non-GAAP financial measures provide useful supplemental information to investors about Wheels Up. However, there are certain limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required to be recorded in Wheels Up’s financial measures under GAAP. Other companies may calculate non-GAAP financial measures differently or may use other measures to calculate their financial performance, and therefore, Wheels Up’s non - GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP financial measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Definitions of Non-GAAP Financial Measures Adjusted EBITDA. We calculate Adjusted EBITDA as Net income (loss) adjusted for (i) Interest income (expense), (ii) Income tax expense, (iii) Depreciation and amortization, (iv) Equity-based compensation expense, (v) Acquisition and integration related expenses and (vi) other items not indicative of our ongoing operating performance, including but not limited to, restructuring charges. We include Adjusted EBITDA as a supplemental measure for assessing operating performance, to be used in conjunction with bonus program target achievement determinations, strategic internal planning, annual budgeting, allocating resources and making operating decisions, and to provide useful information for historical period-to- period comparisons of our business, as it removes the effect of certain non-cash expenses and other items not indicative of our ongoing operating performance. Adjusted Contribution & Adjusted Contribution Margin. We calculate Adjusted Contribution as Gross profit (loss) excluding Depreciation and amortization and adjusted further for equity-based compensation included in Cost of revenue and other items included in Cost of revenue that are not indicative of our ongoing operating performance. Adjusted Contribution Margin is calculated by dividing Adjusted Contribution by total revenue. We include Adjusted Contribution and Adjusted Contribution Margin as supplemental measures for assessing operating performance and for the following: to be used to understand our ability to achieve profitability over time through scale and leveraging costs; and to provide useful information for historical period-to-period comparisons of our business and to identify trends. 8

9 Adjusted EBITDA The following tables reconcile Adjusted EBITDA to Net loss, which is the most directly comparable GAAP measure (in thousands): Reconciliations of Non-GAAP Financial Measures (1) Consists of expenses incurred associated with acquisitions, as well as integration-related charges incurred within one year of the applicable acquisition date, which are primarily related to system conversions, re-branding costs and fees paid to external advisors. (2) For the year ended December 31, 2024, primarily consists of charges for contract termination fees and employee separation programs as part of our ongoing cost reduction and strategic business initiatives. For the year ended December 31, 2023, primarily consists of restructuring charges related to the restructuring plan that we announced on March 1, 2023 (the “Restructuring Pl an”) and related strategic business expenses incurred to support significant changes to our member programs and certain aspects of our operations, which primarily include consultancy fees associated with designing and implementing changes to our member programs and obtaining financing, and severance and recruiting expenses associated with executive transitions and other employee separation programs as part of our cost reduction initiatives. 2024, which primarily includes expenses associated wi th transitioning Embraer Phenom 300 series aircraft to our operations, pilot training programs aligned to our fleet modernization strategy, amounts reserved during the fourth quarter of 2024 related to existing Parts and supplies inventory deemed in excess of future business needs after considering our fleet modernization strategy and loss on debt extinguishment of $14.4 million associated with the redemption in-full of the 2022 Term Equipment Notes on November 13, 2024. (3) Consists of expenses associated with establishing Member Operations Center located in the Atlanta, Georgia area (“the Atlanta Member Operations Center”) and its operations, which primarily includes redundant operating expenses during the transition period, relocation expenses for employees and costs associated with onboarding new employees. The Atlanta Member Operations Center began operating on May 15, 2023, and related expenses concluded during the second quarter of 2024, approximately one year after operations began. 9

10 (4) Consists of expenses associated with establishing the Member Operations Center located in the Atlanta, Georgia area (the “Atlanta Member Operations Center”) and its operations, which primarily includes redundant operating expenses during the transition period, relocation expenses for employees and costs associated with onboarding new employees. The Atlanta Member Operations Center began operating on May 15, 2023, and related expenses concluded during the second quarter of 2024, approximately one year after operations began. (5) Consists of expenses incurred to execute consolidation of our FAA operating certificates, which primarily includes pilot trai ning and retention programs and consultancy fees associated with planning and implementing the consolidation process. (6) Includes: (i) for both periods presented above, (a) collections of certain aged receivables which were added back to Net loss in the reconciliation presented for the year ended December 31, 2022, which for the periods presented above increase the Adjuste d EBITDA loss, and (b) amounts reserved related to existing Parts and supplies inventory deemed in excess of future business needs after considering certain strategic business initiatives; (ii) for the year ended December 31, 2024, (a) reserves and/or write- offs of certain aged receivables associated with our former aircraft management business divested on September 30, 2023, and (b) expenses incurred in connection with ongoing litigation matters; and (iii) for the year ended December 31, 2023, charges related to an individually immaterial litigation settlement during the third quarter of 2023. 10

11 (1) Consists of expenses incurred associated with acquisitions, as well as integration-related charges incurred within one year of the acquisition date primarily related to system conversions, re-branding costs and fees paid to external advisors. (2) For the three and nine months ended September 30, 2024, primarily includes charges for contract termination fees and employee separation programs as part of our ongoing cost reduction and strategic business initiatives. For the three and nine months ended September 30, 2023, includes restructuring charges related to the restructuring plan that we announced on March 1, 2023 (the “Restructuring Plan”) and related strategic business initiatives implemented in the first quarter of 2023, as well as ex penses incurred during the second quarter of 2023 to support significant changes to our member programs and certain aspects of our operations, primarily consisting of consultancy fees associated with designing and implementing changes to our member programs, and severance and recruiting expenses associated with executive transitions. (3) Consists of expenses associated with establishing our Member Operations Center located in the Atlanta, Georgia area (the “Atlanta Member Operations Center”) and its operations primarily including redundant operating expenses during the transition period, relocation expenses for employees and costs associated with onboarding new employees. The Atlanta Member Operations Center began operating on May 15, 2023. (4) Consists of expenses incurred to execute the consolidation of our FAA operating certificates primarily including pilot training and retention programs and consultancy fees associated with planning and implementing the consolidation process. (5) Represents a non-cash impairment charge related to goodwill recognized in the second and third quarters of 2023. (6) Includes (i) collections of certain aged receivables which were added back to Net loss in the reconciliation presented for the twelve months ended December 31, 2022, (ii) reserves and/or write-off of certain aged receivables associated with the aircraft management business which was divested on September 30, 2023, (iii) expenses incurred associated with ongoing litigation matters, and (iv) amounts reserved during the second quarter of 2024 related to Parts and supplies inventory deemed in excess after revision of future business needs associated with strategic business initiatives. 11

12 The following tables reconcile Adjusted Contribution to Gross profit (loss), which is the most directly comparable GAAP measure (in thousands): (1) For the year ended December 31, 2024, primarily consists of charges for employee separation programs as part of our ongoing cost reduction and strategic business initiatives. For the year ended December 31, 2023, primarily consists of restructuring charges related to the Restructuring Plan and other employee separation programs as part of our cost reduction initiatives. (2) Consists of expenses incurred in connection with the execution of our fleet modernization strategy first announced in October 2024, which primarily includes expenses associated with transitioning Embraer Phenom 300 series aircraft to our operations, pilot training programs aligned to our fleet modernization strategy and amounts reserved during the fourth quarter of 2024 related to existing Parts and supplies inventory deemed in excess of future business needs after considering our fleet modernization strategy. (3) Consists of expenses associated with establishing the Atlanta Member Operations Center and its operations, which primarily includes redundant operating expenses during the transition period, relocation expenses for employees and costs associated with onboarding new employees. The Atlanta Member Operations Center began operating on May 15, 2023, and related expenses concluded during the second quarter of 2024, approximately one year after operations began. (4) Consists of expenses incurred to execute consolidation of our FAA operating certificates, which primarily includes pilot training and retention programs and consultancy fees associated with planning and implementing the consolidation process. (5) Includes amounts reserved related to existing Parts and supplies inventory deemed in excess of future business needs after considering certain strategic business initiatives. 12

13 (1) For the three and nine months ended September 30, 2024, primarily includes charges for employee separation programs as part of our ongoing cost reduction and strategic business initiatives. For the three and nine months ended September 30, 2023, includes restructuring charges related to the Restructuring Plan and related strategic business initiatives implemented during 2023. (2) Consists of expenses associated with establishing the Atlanta Member Operations Center and its operations primarily including redundant operating expenses during the transition period, relocation expenses for employees and costs associated with onboarding new employees. The Atlanta Member Operations Center began operating on May 15, 2023. (3) Consists of expenses incurred to execute the consolidation of our FAA operating certificates primarily including pilot training and retention programs and consultancy fees associated with planning and implementing the consolidation process. (4) Consists of amounts reserved during the second quarter of 2024 related to Parts and supplies inventory deemed in excess after revision of future business needs associated with strategic business initiatives. 13

14 In addition to financial measures, we regularly review certain key operating metrics to evaluate our business, determine the allocation of resources and make decisions regarding business strategies. We believe that these metrics can be useful for understanding the underlying trends in our business. The following table summarizes our key operating metrics: Key Operating Metrics Active Members. We define Active Members as the number of membership accounts that generated membership revenue in the applicable period and are active as of the end of the reporting period. We use Active Members to assess the adoption of our premium offerings which is a key factor in our penetration of the market in which we operate and a key driver of Membership revenue and Flight revenue. Active Users. We define Active Users as Active Members as of the reporting date plus unique non-member customers who completed a revenue generating flight at least once in the applicable period and excluding wholesale flight activity. While a unique customer can complete multiple revenue generating flights on our platform in a given period, that unique customer is counted as only one Active User. We use Active Users to assess the adoption of our platform and frequency of transactions, which are key factors in our penetration of the markets in which we operate and our ability to generate revenue. On-Time Performance (D-60). We define On-Time Performance (D-60) as the percentage of total flights flown that departed within 60 minutes of the scheduled time, inclusive of air traffic control, weather, maintenance and customer delays. On-Time Performance (D-60) excludes all cancelled flights and wholesale flight activity. 14

15 Completion Rate. We define Completion Rate as the percentage of total scheduled flights operated and completed. Completion Rate excludes customer-initiated flight cancellations and wholesale flight activity. Live Flight Legs. We define Live Flight Legs as the number of completed one-way revenue generating private jet flight legs in the applicable period, excluding empty repositioning legs and owner legs related to aircraft under management. We believe Live Flight Legs is a useful metric to measure the scale and usage of our platform and our ability to generate Flight revenue. Utility. We define Utility for the applicable period as the total revenue generating flight hours flown on our controlled fleet, excluding empty repositioning legs, divided by the monthly average number of available aircraft in our controlled fleet. Utility is expressed as a monthly average. We measure the revenue generating flight hours for a given flight on our controlled aircraft as the actual flight time from takeoff to landing. We determine the number of aircraft in our controlled fleet available for revenue generating flights at the end of the applicable month and exclude aircraft then classified as held for sale. We believe Utility is a useful metric to measure the efficiency of our operations, our ability to generate a return on our assets and the impact of our fleet modernization strategy. Private Jet Gross Bookings & Total Gross Bookings. We define Private Jet Gross Bookings as the total gross spend by our members and customers on all private jet flight services under our member programs and charter offerings (excluding all group charter flights, which are charter flights with 15 or more passengers (“Group Charter Flights”), and cargo flight services (“Cargo Services”)). We believe Private Jet Gross Bookings provides useful information about the aggregate amount our members and customers spend with Wheels Up versus our competitors. We define Total Gross Bookings as the total gross spend by our members and customers on all private jet flight services under our member programs and charter offerings, Group Charter Flights and Cargo Services. We believe Total Gross Bookings provides useful information about the scale of the overall global aviation solutions that we provide our members and customers. For each of Private Jet Gross Bookings and Total Gross Bookings, the total gross spend by our members and customers is the amount invoiced to the member or customer and includes the cost of the flight and related services, such as catering, ground transportation, certain taxes, fees and surcharges. We use Private Jet Gross Bookings and Total Gross Bookings to provide useful information for historical period-to-period comparisons of our business and to identify trends, including relative to our competitors. Our calculation of Private Jet Gross Bookings and Total Gross Bookings may not be comparable to similarly titled measures reported by other companies. In Wheels Up’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for each of the three months ended March 31, 2024 and June 30, 2024, as well as certain other earnings materials furnished in connection therewith, “Total Private Jet Flight Transaction Value” and “Total Flight Transaction Value” were presented as non-GAAP financial measures, and “Total Private Jet Flight Transaction Value per Live Flight Leg” was presented as a key operating metric. To improve the clarity of our reports filed with the SEC and to use comparable terminology to other registrants, beginning with our Quarterly Report on Form 10 - Q for the three months ended September 30, 2024, we relabeled “Total Private Jet Flight Transaction Value,” “Total Flight Transaction Value” and “Total Private Jet Flight Transaction Value per Live Flight Leg” as Private Jet Gross Bookings, Total Gross Bookings and Private Jet Gross Bookings per Live Flight Leg, respectively. In addition, we began presenting Private Jet Gross Bookings and Total Gross Bookings as key operating metrics given their usage. We will no longer present Private Jet Charter FTV or Other Charter FTV, which were included in such past filings. Private Jet Gross Bookings per Live Flight Leg. We use Private Jet Gross Bookings per Live Flight Leg to measure the average gross spend by our members and customers on all private jet flight services under our member programs and charter offerings (excluding Group Charter Flights and Cargo Services) for each Live Flight Leg. 15